INVENTORIES (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
INVENTORIES
Summary of inventories stated at lower of cost or net realizable value

	March 31, 2022	December 31, 2021
Finished goods	$29,736	$28,707
Work-in-process	5,800	4,053
Raw materials and supplies	33,865	31,218
	$69,401	$63,978

	December 31,
	2021	2020
Finished goods	$28,707	$25,986
Work-in-process	4,053	3,741
Raw materials and supplies	31,218	31,196
	$63,978	$60,923